Exhibit 99.1

                                  CERTIFICATION


         I, Joseph V. Ciaburri, the Chairman and Chief Executive Officer of Southern Connecticut Bancorp, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) the Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (ii) the information contained in such Quarterly Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


Date:    August 14, 2002



                                  By:/s/ Joseph V. Ciaburri
                                        Joseph V. Ciaburri
                                        Chairman & Chief Executive Officer